                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               PENNFIRST BANCORP, INC.
              ---------------------------------------------------

              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

         PENNSYLVANIA                            0-19345                               25-1659846
- - -----------------------------            ------------------------                ----------------------
(STATE OR OTHER JURISDICTION             (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)




600 LAWRENCE AVENUE
ELLWOOD CITY, PENNSYLVANIA                                                               16117
- - ----------------------------------------                                               ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                               (ZIP CODE)


                                 (412) 758-5584
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

PennFirst Bancorp, Inc.
Form 8-K
Page 2

ITEM 5.     OTHER EVENTS

            The information to be reported herein is incorporated by reference from the press release, dated May 21, 1996, filed as Exhibit 1 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

                   (a)  Not applicable.

                   (b)  Not applicable.

                   (c)  Exhibits.

                        1   Press release dated May 21, 1996.

PennFirst Bancorp, Inc.
Form 8-K
Page 3

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PENNFIRST BANCORP, INC.
                                               (Registrant)



Date: May 21, 1996                        By:/s/ Charlotte A. Zuschlag
     -------------                           --------------------------------
                                          Charlotte A. Zuschlag
                                          President & Chief Executive Officer
                                          (Principal Executive Officer)